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                                                                    EXHIBIT 23.2





                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 10, 2003 in the Registration Statement (form SB-2, Amendment No. 1) and the related Prospectus of Digital Descriptor Systems, Inc. for the Registration of 30,000,000 shares of Common Stock dated April 30, 2003




WithumSmith+Brown
Newtown, Pennsylvania
May 9, 2003